BUSINESS SEGMENTS
(Unaudited)
(Dollars in millions)	Three Months Ended March 31, 2022	Three Months Ended June 30, 2022	Three Months Ended September 30, 2022	Three Months Ended December 31, 2022	Twelve Months Ended December 31, 2022

Engineered Bearings
Net sales	$772.4	$798.3	$779.7	$742.2	$3,092.6
Earnings before interest, taxes, depreciation and amortization (EBITDA) (1)	$168.3	$167.5	$150.4	$129.6	$615.8
EBITDA Margin (1)	21.8%	21.0%	19.3%	17.5%	19.9%

Industrial Motion
Net sales	$352.2	$355.4	$356.7	$339.8	$1,404.1
Earnings before interest, taxes, depreciation and amortization (EBITDA) (1)	$62.4	$65.1	$34.9	$60.4	$222.8
EBITDA Margin (1)	17.7%	18.3%	9.8%	17.8%	15.9%

(1) EBITDA is defined as operating income plus other income (expense) and excluding depreciation and amortization. EBITDA and EBITDA Margin are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance.

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BUSINESS SEGMENTS
(Unaudited)
(Dollars in millions)	Twelve Months Ended December 31, 2021	Twelve Months Ended December 31, 2020	Twelve Months Ended December 31, 2019	Twelve Months Ended December 31, 2018

Engineered Bearings
Net sales	$2,815.1	$2,324.7	$2,657.7	$2,675.5
EBITDA (1)	$513.4	$461.7	$535.0	$505.8
EBITDA Margin (1)	18.2%	19.9%	20.1%	18.9%

Industrial Motion
Net sales	$1,317.8	$1,188.5	$1,132.2	$905.3
EBITDA (1)	$233.0	$213.7	$216.5	$172.1
EBITDA Margin (1)	17.7%	18.0%	19.1%	19.0%

(1) EBITDA is defined as operating income plus other income (expense) and excluding depreciation and amortization. EBITDA and EBITDA Margin are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance.

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Reconciliation of segment EBITDA, after adjustments, to segment EBITDA, and segment EBITDA, after adjustments, as a percentage of sales to segment EBITDA as a percentage of sales:
(Unaudited)
The following reconciliation is provided as additional relevant information about the Company's Engineered Bearings and Industrial Motion segment performance deemed useful to investors. Management believes that non-GAAP measures of adjusted EBITDA and adjusted EBITDA margin for the segments are useful to investors as they are representative of each segment's core operations and are used in the management of the business, including decisions concerning the allocation of resources and assessment of performance.

Engineered Bearings
(Dollars in millions)	Three Months Ended March 31, 2022	Percentage to Net Sales	Three Months Ended June 30, 2022	Percentage to Net Sales	Three Months Ended September 30, 2022	Percentage to Net Sales	Three Months Ended December 31, 2022	Percentage to Net Sales	Twelve Months Ended December 31, 2022	Percentage to Net Sales
EBITDA	$168.3	21.8%	$167.5	21.0%	$150.4	19.3%	$129.6	17.5%	$615.8	19.9%
Impairment, restructuring and reorganization charges (1)	1.0		0.6		1.1		1.7		4.4
Russia-related charges (2)	4.6		8.4		2.3		0.3		15.6
Acquisition-related charges (3)	—		—		—		6.2		6.2
(Gain) loss on divestitures and sale of real estate (4)	—		0.1		—		(3.6)		(3.5)
Adjusted EBITDA	$173.9	22.5%	$176.6	22.1%	$153.8	19.7%	$134.2	18.1%	$638.5	20.7%

Industrial Motion
(Dollars in millions)	Three Months Ended March 31, 2022	Percentage to Net Sales	Three Months Ended June 30, 2022	Percentage to Net Sales	Three Months Ended September 30, 2022	Percentage to Net Sales	Three Months Ended December 31, 2022	Percentage to Net Sales	Twelve Months Ended December 31, 2022	Percentage to Net Sales
EBITDA	$62.4	17.7%	$65.1	18.3%	$34.9	9.8%	$60.4	17.8%	$222.8	15.9%
Impairment, restructuring and reorganization charges (1)	0.6		1.5		31.0		2.0		35.1
Acquisition-related charges (3)	0.4		1.0		2.1		1.4		4.9
Loss (gain) on divestitures and sale of real estate (4)	—		(0.2)		—		0.8		0.6
Tax indemnification and related items	—		—		—		0.3		0.3
Adjusted EBITDA	$63.4	18.0%	$67.4	19.0%	$68.0	19.1%	$64.9	19.1%	$263.7	18.8%

(1) Impairment, restructuring and reorganization charges (including items recorded in cost of products sold) relate to: (i) plant closures; (ii) the rationalization of certain plants; (iii) severance related to cost reduction initiatives; and (iv) impairment of assets held for sale. Impairment, restructuring and reorganization charges for 2022 included $29.3 million related to the sale of ADS. The Company re-assesses its operating footprint and cost structure periodically, and makes adjustments as needed that result in restructuring charges. However, management believes these actions are not representative of the Company’s core operations.

(2) Russia-related charges include impairments or allowances recorded against certain property, plant and equipment, inventory and trade receivables to reflect the current impact of Russia's invasion of Ukraine (and associated sanctions) on the Company's operations. In addition to impairments and allowances recorded, the Company recorded a loss on the divestiture of its Timken Russia business during the third quarter of 2022. Refer to Russia Operations in Management Discussion and Analysis within the Company's annual report on Form 10-K for additional information.

(3) The acquisition-related charges represent the inventory step-up impact of the acquisitions.

(4) Represents the net gain resulting from divestitures and the sale of real estate.

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Reconciliation of segment EBITDA, after adjustments, to segment EBITDA, and segment EBITDA, after adjustments, as a percentage of sales to segment EBITDA as a percentage of sales:
(Unaudited)
The following reconciliation is provided as additional relevant information about the Company's Engineered Bearings and Industrial Motion segment performance deemed useful to investors. Management believes that non-GAAP measures of adjusted EBITDA and adjusted EBITDA margin for the segments are useful to investors as they are representative of each segment's core operations and are used in the management of the business, including decisions concerning the allocation of resources and assessment of performance.

Engineered Bearings
(Dollars in millions)	Twelve Months Ended December 31, 2021	Percentage to Net Sales	Twelve Months Ended December 31, 2020	Percentage to Net Sales	Twelve Months Ended December 31, 2019	Percentage to Net Sales	Twelve Months Ended December 31, 2018	Percentage to Net Sales
EBITDA	$513.4	18.2%	$461.7	19.9%	$535.0	20.1%	$505.8	18.9%
Impairment, restructuring and reorganization charges (1)	9.1		16.1		4.9		5.3
Acquisition-related charges (2)	1.3		0.1		0.1		1.1
Property losses (recoveries) and related expenses (3)	—		(5.5)		7.6		—
Gain on divestitures and sale of real estate (4)	—		—		(4.5)		—
Adjusted EBITDA	$523.8	18.6%	$472.4	20.3%	$543.1	20.4%	$512.2	19.1%

Industrial Motion
(Dollars in millions)	Twelve Months Ended December 31, 2021	Percentage to Net Sales	Twelve Months Ended December 31, 2020	Percentage to Net Sales	Twelve Months Ended December 31, 2019	Percentage to Net Sales	Twelve Months Ended December 31, 2018	Percentage to Net Sales
EBITDA	$233.0	17.7%	$213.7	18.0%	$216.5	19.1%	$172.1	19.0%
Impairment, restructuring and reorganization charges (1)	5.2		9.2		3.7		0.2
Acquisition-related charges (2)	—		3.0		9.7		10.0
Loss (gain) on divestitures and sale of real estate (4)	—		(0.4)		—		0.8
Tax indemnification and related items	0.2		0.3		—		—
Adjusted EBITDA	$238.4	18.1%	$225.8	19.0%	$229.9	20.3%	$183.1	20.2%

(1) Impairment, restructuring and reorganization charges (including items recorded in cost of products sold) relate to: (i) plant closures; (ii) the rationalization of certain plants; (iii) severance related to cost reduction initiatives; and (iv) impairment of assets held for sale. The Company re-assesses its operating footprint and cost structure periodically, and makes adjustments as needed that result in restructuring charges. However, management believes these actions are not representative of the Company’s core operations.

(2) The acquisition-related charges represent the inventory step-up impact of the acquisitions.

(3) Represents property loss and related expenses during the period presented (net of insurance recoveries received in 2020) resulting from property loss that occurred during the first quarter of 2019 at one of the Company's warehouses in Knoxville, Tennessee and during the third quarter of 2019 at one of the Company's warehouses in Yantai, China.

(4) Represents the net gain resulting from divestitures and the sale of real estate.

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